SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934


                              October 24, 1999
             __________________________________________________
              Date of Report (Date of Earliest Event Reported)


                    MidAmerican Energy Holdings Company
             __________________________________________________
             (Exact Name of Registrant as Specified in Charter)


            Iowa                       0-25551                94-2213782
 ____________________________     ________________      ___________________
 (State or Other Jurisdiction     (Commission File         (IRS Employer
    of Incorporation)                  Number)          Identification No.)


                              666 Grand Avenue
                           Des Moines, Iowa 50309
           _____________________________________________________
           (Address of Principal Executive Offices and Zip Code)


                               (515) 242-4300
            ____________________________________________________
            (Registrant's Telephone Number, Including Area Code)


                                    N/A
       _____________________________________________________________
       (Former Name or Former Address, if Changed Since Last Report)


 Item 5.  Other Events.

           On October 25, 1999, MidAmerican Energy Holdings Company (the "Company") announced that it had entered into an Agreement and Plan of Merger, dated as of October 24, 1999 (the "Merger Agreement"), with entities formed by an investor group including Berkshire Hathaway, Inc., Walter Scott, Jr. and David L. Sokol. Pursuant to the Merger Agreement, the investor group's acquisition vehicle, Teton Acquisition Corp., will be merged with and into the Company, with the Company as the surviving corporation in the merger, and holders of the Company's common stock will have the right to receive $35.05 per share in cash, without interest.

           Consummation of the transactions contemplated by the Merger Agreement is subject to the approval of a majority of the outstanding shares of the Company's common stock, the receipt of certain regulatory approvals and other customary conditions.

           Copies of the Merger Agreement and the press release announcing the execution of the Merger Agreement are filed herewith as Exhibits 99.1 and 99.2, respectively, and are incorporated herein by reference. The description of the Merger Agreement set forth herein is qualified in its entirety by reference to the provisions of the Merger Agreement.

 Item 7.  Financial Statements, Pro Forma Financial Information and
          Exhibits.

          (c)  Exhibits.

               99.1 Agreement and Plan of Merger, dated as of October 24, 1999, by and among MidAmerican Energy Holdings Company, Teton Formation L.L.C. and Teton Acquisition Corp.

               99.2  Press Release, dated October 25, 1999, of the Company.



                                 SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

 Date:  October 25, 1999

                                  MIDAMERICAN ENERGY HOLDINGS COMPANY


                                  By: /s/ Steven A. McArthur
                                      _____________________________________
                                      Name:  Steven A. McArthur
                                      Title: Senior Vice President, Mergers
                                             and Acquisitions



                               Exhibit Index

 Exhibit             Description
 -------             -----------
 99.1 Agreement and Plan of Merger, dated as of October 24, 1999, by and among MidAmerican Energy Holdings Company, Teton Formation L.L.C. and Teton Acquisition Corp.

 99.2      Press Release, dated October 25, 1999, of the Company.